UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 4, 2003

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	313345	68-0490580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA  90805
(Address of principal executive office)

(562) 728-2800
(Registrant’s telephone number, including area code)

ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

99.1                           Pacific Energy Partners, L.P., press release dated June 4, 2003.

ITEM  9.    REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated June 4, 2003, announcing the issuance by the California Public Utilities Commission of a proposed decision by the assigned administrative law judge relating to its pending EPTC asset acquisition.

In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 9 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

	By:	PACIFIC ENERGY GP, INC.
its General Partner

	By:	/s/ Irvin Toole, Jr.
Irvin Toole, Jr.
President and Chief Executive Officer

Date: June 4, 2003

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release of Pacific Energy Partners, L.P., dated June 4, 2003